BUSINESS SEGMENTS	12 Months Ended
Dec. 31, 2016
Segment Reporting [Abstract]
BUSINESS SEGMENTS
BUSINESS SEGMENTS
Citigroup’s activities are conducted through the following business segments: Global Consumer Banking (GCB) and Institutional Clients Group (ICG). In addition, Corporate/Other includes activities not assigned to a specific business segment as well as certain North America and international loan portfolios, discontinued operations and other legacy assets.
The business segments are determined based on products and services provided or type of customers served, of which those identified as non-core are recorded in Corporate/Other and are reflective of how management currently evaluates financial information to make business decisions.
GCB includes a global, full-service consumer franchise delivering a wide array of banking, including commercial banking, credit card lending and investment services through a network of local branches, offices and electronic delivery systems and is composed of three GCB businesses: North America, Latin America and Asia (including consumer banking activities in certain EMEA countries).
ICG is composed of Banking and Markets and securities services and provides corporate, institutional, public sector and high-net-worth clients in 97 countries and jurisdictions with a broad range of banking and financial products and services.
Corporate/Other includes certain unallocated costs of global functions, other corporate expenses and net treasury results, unallocated corporate expenses, offsets to certain line-item reclassifications and eliminations, the results of certain North America and international legacy loan portfolios, discontinued operations and unallocated taxes.
The accounting policies of these reportable segments are the same as those disclosed in Note 1 to the Consolidated Financial Statements.
The prior-period balances reflect reclassifications to conform the presentation for all periods to the current period’s presentation. Financial data was reclassified to reflect:

•	the reporting of the remaining businesses and portfolios of assets of Citi Holdings as part of Corporate/Other which, prior to the first quarter of 2017, was a separately reported business segment;

•	the re-attribution of certain treasury-related costs between Corporate/Other, GCB and ICG;

•	the re-attribution of regional revenues within ICG; and

•	certain other immaterial reclassifications.

Citi’s consolidated results remain unchanged for all periods presented as a result of the changes and reclassifications discussed above.
The following table presents certain information regarding the Company’s continuing operations by segment:

	Revenues, net of interest expense(1)			Provision (benefits) for income taxes			Income (loss) from continuing operations(2)			Identifiable assets
In millions of dollars, except identifiable assets in billions	2016	2015	2014	2016	2015	2014	2016	2015	2014	2016	2015
Global Consumer Banking	$31,519	$32,251	$34,247	$2,655	$3,369	$3,405	$4,954	$6,214	$6,667	$412	$381
Institutional Clients Group	33,227	33,332	33,362	4,260	4,173	4,126	9,525	9,110	9,689	1,277	1,218
Corporate/Other	5,129	10,771	9,610	(471)	(102)	(334)	554	2,062	(8,852)	103	132
Total	$69,875	$76,354	$77,219	$6,444	$7,440	$7,197	$15,033	$17,386	$7,504	$1,792	$1,731

(1)
Includes total revenues, net of interest expense (excluding Corporate/Other), in North America of $32.2 billion, $32.2 billion and $33.0 billion; in EMEA of $9.9 billion, $9.8 billion and $9.5 billion; in Latin America of $8.9 billion, $9.7 billion and $10.7 billion; and in Asia of $13.7 billion, $13.9 billion and $14.4 billion in 2016, 2015 and 2014, respectively.

(2)
Includes pretax provisions for credit losses and for benefits and claims in the GCB results of $6.4 billion, $5.5 billion and $5.5 billion; in the ICG results of $486 million, $962 million and $47 million; and in Corporate/Other results of $0.1 billion, $1.5 billion and $1.9 billion in 2016, 2015 and 2014, respectively.